SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2002

CONCEPTUS, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-27596 (Commission file number)	97-3170244 (I.R.S. employer identification no.)

1021 Howard Avenue
San Carlos, CA 94070
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (650) 802-7240

ITEM 5.    OTHER EVENTS.

On May 29, 2002, Conceptus, Inc. issued a press release announcing that the Company has filed a registration statement with the Securities and Exchange Commission for a proposed public offering of 4,000,000 shares of common stock. Text of the press release follows:

SAN CARLOS, Calif. (May 29, 2002)—Conceptus, Inc. (NASDAQ NM: CPTS), developer of the non-incisional permanent birth control procedure Essure™, announced today that it has filed a registration statement with the Securities and Exchange Commission for a proposed public offering of 4,000,000 shares of common stock. All of the shares will be offered by the Company. UBS Warburg is acting as sole book-running manager. CIBC World Markets, Adams, Harkness & Hill and SG Cowen are acting as co-managers. Conceptus has granted the underwriters an option to purchase up to an additional 600,000 shares of common stock solely to cover over-allotments.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

A copy of the registration statement may be obtained at the Securities and Exchange Commission’s website at www.sec.gov. Copies of the preliminary prospectus relating to this offering are not yet available. When available, they may be obtained from UBS Warburg LLC, Prospectus Department, 299 Park Avenue, New York, New York 10171, telephone (212) 821-3000.

About Conceptus

Conceptus, Inc. is developing Essure, an innovative medical procedure, designed to provide a non-incisional alternative to tubal ligation, the leading form of birth control worldwide. The availability of Essure in the U.S. is projected for 2003 and is expected to open up a market currently occupied by surgical tubal ligation and vasectomy, which combined account for more than 1 million procedures in the United States.

The Essure procedure is based on a unique and proprietary implant and catheter delivery system for minimally invasive transcervical tubal access.

Except for the historical information contained herein, the matters discussed in this press release are forward-looking statements, the accuracy of which is necessarily subject to risks and uncertainties. The receipt of regulatory approvals, results of product development programs, and clinical efficacy of and market demand for Essure, among other matters discussed in this release, may differ significantly from the discussion of such matters in the

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forward-looking statements. Such differences may be based upon factors within the Company’s control, such as strategic planning decisions by management and reallocation of internal resources, or on factors outside of the Company’s control, such as delays by regulatory authorities, scientific advances by third parties and introduction of competitive products, as well as those factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 and other filings with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCEPTUS, INC. (Registrant)

By:	/s/ GLEN K. FURUTA
Glen K. Furuta Vice President, Finance & Administration and Chief Financial Officer

Dated: May 30, 2002

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